Exhibit 10.02

EXECUTION VERSION

INCREMENTAL FACILITY ACTIVATION NOTICE

October 28, 2016

To:	JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement referred to below

This Incremental Facility Activation Notice is dated as of October 28, 2016 (this “Agreement”), and is entered into by and among Coty Inc., a Delaware corporation (the “Parent Borrower”), JPMorgan Chase Bank, N.A., as administrative agent for the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”), and the Incremental Term Lenders signatory hereto.

Reference is made to that certain Credit Agreement dated as of October 27, 2015 (as amended by the Incremental Assumption Agreement and Amendment No. 1 dated as of April 8, 2016 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Parent Borrower, the Lenders from time to time party thereto, the Administrative Agent and the other parties from time to time party thereto. Capitalized terms used herein but not otherwise defined herein shall have the same meanings assigned to such terms in the Credit Agreement.

I. Incremental Facility Activation Notice

(a)          This Agreement constitutes an Incremental Facility Activation Notice referred to in the Credit Agreement to be provided at any time prior to the Date of Full Satisfaction in accordance with the terms and provisions of the Credit Agreement, and the Parent Borrower and each of the Incremental Term Lenders signatory hereto hereby notify you that:

1.	The Incremental Facility is an Incremental Term Loan facility consisting of Term A Loans denominated in Dollars (the “Second Amendment Incremental Term A USD Loans”).

2.	The amount of the Second Amendment Incremental Term A USD Loans requested by this Incremental Facility Activation Notice is $975,000,000.

3.	The Borrower with respect to the Second Amendment Incremental Term A USD Loans shall be the Parent Borrower.

4.	The amount of the Second Amendment Incremental Term A USD Loans to be made by each Incremental Term Lender is set forth opposite such Incremental Term Lender’s name on Schedule B attached hereto.

5.	The Business Day on which such Second Amendment Incremental Term A USD Loans are requested to be made (the “Increased Amount Date”) pursuant to this Incremental Facility Activation Notice is October 28, 2016.

6.	The proceeds of such Second Amendment Incremental Term A USD Loans are to be used to pay fees and expenses incurred in connection with the transactions contemplated by this Agreement and for general corporate purposes.

(b)          Each of the Incremental Term Lenders and the Parent Borrower hereby agrees that (i) the amortization schedule relating to the Second Amendment Incremental Term A USD Loans is set forth in Schedule A attached hereto, pursuant to which the maturity date shall be the fifth anniversary of the

Increased Amount Date, and (ii) the Applicable Rate for the Second Amendment Incremental Term A USD Loans shall be identical to the Applicable Rate of the Term A USD Loans made on the Closing Date.

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING THEREUNDER OR RELATED TO THIS AGREEMENT SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

2

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

COTY INC.

By	/s/ Michelle Garcia

Name: Michelle Garcia

Title: Assistant Secretary

JPMORGAN CHASE BANK, N.A.

as Administrative Agent and Second Amendment Incremental Term A USD Lender

By	/s/ Tony Yung

Name: Tony Yung

Title: Executive Director

[Signature Page to Incremental Facility Activation Notice – Term Loan A USD]

Schedule A

Amortization

Amortization Payment Date	Principal Amount

March 31, 2017	$12,187,500
June 30, 2017	$12,187,500
September 30, 2017	$12,187,500
December 31, 2017	$12,187,500
March 31, 2018	$12,187,500
June 30, 2018	$12,187,500
September 30, 2018	$12,187,500
December 31, 2018	$12,187,500
March 31, 2019	$12,187,500
June 30, 2019	$12,187,500
September 30, 2019	$12,187,500
December 31, 2019	$12,187,500
March 31, 2020	$12,187,500
June 30, 2020	$12,187,500
September 30, 2020	$12,187,500
December 31, 2020	$12,187,500
March 31, 2021	$12,187,500
June 30, 2021	$12,187,500
September 30, 2021	$12,187,500
October 28, 2021	$743,437,500

Schedule B

Second Amendment Incremental Term A USD Commitments

Second Amendment Incremental Term A USD Lender	Second Amendment Incremental Term A USD Loan Commitment
BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH	$43,500,000
BANK OF AMERICA, N.A.	$66,800,000
BANK OF COMMUNICATIONS CO., LTD, LONDON BRANCH	$27,000,000
BANK OF TOKYO-MITSUBISHI UFJ, LTD.	$33,400,000
BMO HARRIS BANK, N.A.	$23,400,000
BNP PARIBAS	$58,000,000
CAPITAL ONE BANK (USA), N.A.	$10,900,000
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	$58,400,000
DEUTSCHE BANK AG	$50,000,000
FIFTH THIRD BANK	$23,400,000
HSBC BANK AUSTRALIA LIMITED	$58,400,000
ING BANK N.V.	$58,400,000
INTESA SANPAOLO S.P.A.	$43,500,000
JPMORGAN CHASE BANK, N.A.	$66,800,000
KBC BANK N.V., NEW YORK BRANCH	$7,500,000
LANDESBANK HESSEN-THÜRINGEN	$30,000,000
MIZUHO BANK, LTD.	$58,400,000
MORGAN STANLEY BANK, N.A.	$33,400,000
PT BANK NEGARA INDONESIA (PERSERO) TBK, NEW YORK AGENCY	$7,500,000
ROYAL BANK OF CANADA	$58,400,000
SANTANDER BANK, N.A.	$23,400,000
SCOTIABANK (IRELAND) DAC	$43,500,000
SUMITOMO MITSUI BANKING CORPORATION	$43,500,000
TRISTATE CAP BANK	$2,500,000
UNICREDIT BANK AG, NEW YORK BRANCH	$45,000,000
TOTAL	$975,000,000